                                                                      Exhibit 19
                                                                     Page 1 of 3

                                  POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS:

     That I, George J. Sullivan, Jr., of Peabody, Massachusetts, as a trustee of THE PALLADIAN TRUST, do hereby make, constitute and appoint as my true and lawful attorneys in fact Thomas P. Cunningham, George M. Boyd and Christopher
E. Palmer, or any one of them alone, for me and in my name, place and stead to sign registration statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto executed on behalf of THE PALLADIAN TRUST, and filed with the Securities and Exchange Commission.


     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of June, 1998.




                                    /s/ George J. Sullivan, Jr.
                                    ------------------------------
                                              Signature


     On this 17th day of June, 1998, before me personally appeared George J. Sullivan, Jr., to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


                                    /s/ Irene Nosel
                                    ------------------------------
                                            Notary Public

                                                                    Exhibit 19
                                                                   Page 2 of 3


                                  POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS:

     That I, Gordon Holmes, of Boston, Massachusetts, as a trustee of THE PALLADIAN TRUST, do hereby make, constitute and appoint as my true and lawful attorneys in fact Thomas P. Cunningham, George M. Boyd and Christopher E. Palmer, or any one of them alone, for me and in my name, place and stead to sign registration statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto executed on behalf of THE PALLADIAN TRUST, and filed with the Securities and Exchange Commission.


     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of June, 1998.




                                      /s/ Gordon Holmes
                                    ------------------------------
                                              Signature



     On this 17th day of June, 1998, before me personally appeared Gordon Holmes, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


                                      /s/ Irene Nosel
                                    ------------------------------
                                            Notary Public

                                                                    Exhibit 19
                                                                   Page 3 of 3


                                  POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS:

     That I, Thomas N. Dallape, of Irvine, California, as a trustee of THE PALLADIAN TRUST, do hereby make, constitute and appoint as my true and lawful attorneys in fact Thomas P. Cunningham, George M. Boyd and Christopher E. Palmer, or any one of them alone, for me and in my name, place and stead to sign registration statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto executed on behalf of THE PALLADIAN TRUST, and filed with the Securities and Exchange Commission.


     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of 4, 1998.




                                      /s/ Thomas N. Dallape
                                    ------------------------------
                                              Signature



     On this 9th day of April, 1998, before me personally appeared Thomas N. Dallape, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


                                      /s/ Teresa M. Forrest
                                    ------------------------------
                                            Notary Public